==============================================================================

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                            ------------------


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported):
                   December 14, 1998 (November 13, 1998)




                              RCN CORPORATION
          (Exact Name of Registrant as Specified in Its Charter)




       Delaware                      0-22825                  22-3498533
(State of incorporation     (Commission File Number)       (I.R.S. Employer
    or organization)                                      Identification No.)




                            105 Carnegie Center
                         Princeton, NJ 08540-6215
 (Address, including zip code of Registrant's principal executive offices)



    Registrant's telephone number, including area code:  (609) 734-3700


==============================================================================

Item 5: Other Events

               On November 13, 1998, David C. McCourt, the Chairman and Chief Executive Officer of the Registrant, purchased $2,000,000 aggregate principal amount of 11 1/8% Senior Discount Notes due 15 October, 2007 of the Registrant.



                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMMONWEALTH TELEPHONE ENTERPRISES, INC.


                                     By: /s/ Bruce C. Godfrey
                                         ------------------------------------
                                         Name:  Bruce C. Godfrey
                                         Title: Executive Vice President and
                                                Chief Financial Officer


Date: December 14, 1998